INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES
12.	INCOME TAXES

Prior to December 31, 2019, the Company was not subject to U.S. federal income tax and most state income taxes, as it was structured as a master limited partnership. The taxable income for the Company flowed through to the partners for the fiscal years prior to January 1, 2020 and could vary from the net income reported on the Company’s consolidated statements of operations for the year ended December 31, 2019 and 2018. Since the Company consummated the C-Corporation Conversion on December 31, 2019, the Company’s taxable income for the year ended December 31, 2019 continued to flow through to the partners. Per ASC 740, the C-Corporation Conversion is considered a change in tax status, and therefore, the Company had to record deferred tax assets and liabilities attributable to differences between the carrying amounts and tax basis of existing assets and liabilities on its consolidated balance sheets as of the consummation date of the C-Corporation Conversion. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date for the new tax rates. The Company also recognized a valuation allowance against its deferred tax assets, as the Company deemed it more likely than not that some portion or all of the recorded deferred tax assets will not be realizable in future periods.

Additionally, prior to the C-corporation Conversion, corporate subsidiaries of the Partnership were historically subject to federal income tax and most state income taxes, and the Partnership was required to file separate federal income tax returns for many of its corporate subsidiaries. Deferred tax assets of the individual corporate subsidiaries could not be offset against the deferred liabilities of other individual corporate subsidiaries. As a result of the C-Corporation Conversion, the Company will file a consolidated federal income tax return for StoneMor Inc. for all fiscal periods post the consummation date of the C-Corporation Conversion. The Company recognized a $7.5 million tax benefit for the year ended December 31, 2019 related to the projected tax consequences of filing a consolidated federal income tax return for StoneMor Inc. and its subsidiaries.

Income tax (expense) benefit for the years ended December 31, 2019 and 2018 consisted of the following (in thousands):

	Years Ended December 31,
	2019	2018
Current provision:
State	$(73)	$(693)
Federal	—	—
Foreign	(187)	(101)

Total	(260)	(794)

Deferred provision:
State	(6,704)	(23)
Federal	(21,210)	2,725
Foreign	(30)	(111)

Total	(27,944)	2,591

Total income tax (expense) benefit	$(28,204)	$1,797

A reconciliation of the federal statutory tax rate to the Company’s effective tax rate is as follows:

	Years Ended December 31,
	2019	2018
Computed tax provision (benefit) at the applicable statutory tax rate	21.0%	21.0%
State and local taxes net of federal income tax benefit	(4.5)%	(1.1)%
Tax exempt (income) loss	(1.2)%	(1.5)%
Change in current year valuation allowance	(8.0)%	(18.3)%
Company’s earnings not subject to tax	(0.2)%	2.0%
Changes in tax due to Tax Act and ASC 606 retroactive impact	—%	0.5%
Change in tax status	(27.2)%	—%
Permanent differences	(2.7)%	(0.1)%
Other	—%	—%

Effective tax rate	(22.8)%	2.5%

The effective tax rate increased as a result of the deferred tax liabilities the Company had to record in connection with the C-Corporation Conversion. The temporary differences related to these deferred tax liabilities will reverse over the lives of the various cemeteries, which range from an average 100 to 300 years.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets:
Prepaid expenses	$13,010	$5,102
State net operating loss	26,121	24,162
Federal net operating loss	88,818	84,017
Foreign net operating loss	8,656	2,106
Other	55	55
Valuation allowance	(103,336)	(89,066)

Total deferred tax assets	33,324	26,376

Deferred tax liabilities:
Property, plant and equipment	28,399	2,119
Deferred revenue related to future revenues and accounts receivable	33,582	25,021
Deferred revenue related to cemetery property	5,875	5,825

Total deferred tax liabilities	67,856	32,965

Net deferred tax liabilities	$34,532	$6,589

Net deferred tax assets and liabilities were classified on the consolidated balance sheets as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets	$81	$86

Noncurrent assets	81	86

Deferred tax assets	33,243	26,290
Deferred tax liabilities	67,856	32,965

Noncurrent liabilities	34,613	6,675

Net deferred tax liabilities	$34,532	$6,589

At December 31, 2019, the Company had available approximately $0.1 million of alternative minimum tax credit carryforwards and approximately $423.0 million and $542.0 million of federal and state net operating loss (“NOL”) carryforwards, respectively, a portion of which expires annually.

Management periodically evaluates all evidence both positive and negative in determining whether a valuation allowance to reduce the carrying value of deferred tax assets is required. The vast majority of the Company’s taxable subsidiaries continue to accumulate deferred tax assets that on a more likely than not basis will not be realized. A full valuation allowance continues to be maintained on these taxable subsidiaries. Along with other previous transfers of the Company’s interests, the Company believes the Recapitalization Transactions in June 2019 caused an “ownership change” for income tax purposes, which significantly limits the Company’s ability to use NOLs and certain other tax assets to offset future taxable income. The valuation allowance increased in 2019 due to management’s evaluation of the future limitation on the Company’s ability to offset future deferred tax liabilities with net operating loss carryovers and certain other deferred tax assets. The valuation allowance increased in 2018 due to increases in deferred tax assets that are not more likely than not expected to be realized.

At December 31, 2019, based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believed it was more likely than not that the Company will realize the benefits of these deductible differences. The amount of deferred tax assets considered realizable could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

In accordance with applicable accounting standards, the Company recognizes only the impact of income tax positions that, based upon their merits, are more likely than not to be sustained upon audit by a taxing authority. To evaluate its current tax positions in order to identify any material uncertain tax positions, the Company developed a policy of identifying and evaluating uncertain tax positions that considers support for each tax position, industry standards, tax return disclosures and schedules and the significance of each position. It is the Company’s policy to recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense in the consolidated statements of operations. At December 31, 2019 and 2018, the Company had no material uncertain tax positions.

The Company is not currently under tax examination by any federal jurisdictions or state income tax jurisdictions. In general, the federal statute of limitations and certain state statutes of limitations are open from 2016 forward. For entities with net operating loss carryovers the statute of limitations is extended to 2013 to the extent of the net operating loss carryover.